Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Kevin Burke

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ George Campbell Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ John F. Hennessy III

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Sally Hernandez

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Robert Muccilo

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer, or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February, 2011.

/s/ L. Frederick Sutherland